                                                                    Exhibit 10.9

Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Securities and Exchange Commission without the Mark pursuant to the Company's Application for Order Granting Confidential Treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                       WEST PHARMACEUTICAL SERVICES, INC.





                         And its wholly owned subsidiary





                  WEST PHARMACEUTICAL SERVICES DRUG DELIVERY &
                         CLINICAL RESEARCH CENTRE LTD.



                                       and



                     INNOVATIVE DRUG DELIVERY SYSTEMS, INC.





--------------------------------------------------------------------------------
                             M-6-G OPTION AGREEMENT
--------------------------------------------------------------------------------



                            Dated September 22, 2000

                                OPTION AGREEMENT
--------------------------------------------------------------------------------

         THIS IS AN OPTION AGREEMENT (the "Agreement"), dated as of September 22, 2000 (the "Effective Date"), among West Pharmaceutical Services, Inc., a Pennsylvania corporation, ("West") with offices at 101 Gordon Drive, Lionville, PA, 19,41, its wholly owned subsidiary West Pharmaceutical Services Drug Delivery & Clinical Research Centre Ltd., a corporation organized under the laws of England and Wales, ("West/Nottingham") with offices at Albert Einstein Centre, Nottingham Science and Technology Park, University Boulevard, Nottingham, NG7 2TN, United Kingdom; and Innovative Drug Delivery Systems, Inc., a Delaware corporation, ("IDDS") with offices at 787 Seventh Avenue, New York, New York 10019.

                                   Background

         West (directly and through its subsidiaries, including West/Nottingham) is engaged in, among other things, the research and development of the transmucosal delivery of pharmaceutical compounds using its patented and proprietary drug-delivery technology. West, West/Nottingham and IDDS have entered into a License Agreement, dated as of August 25, 2000 (the "License Agreement") pursuant to which West and West/Nottingham have granted IDDS exclusive worldwide rights under the Licensed Patents to make, use and sell certain Identified Compounds for the treatment of pain in humans and animals.

         West and West/Nottingham desire to grant and IDDS desires to secure an option to include morphine-6-glucuronide ("M-6-G") as an Identified Compound under the License Agreement, all on the terms and subject to the conditions set forth below.

                                    Agreement

         Accordingly, intending to be legally bound, the parties agree as follows:

1. Definitions. All capitalized terms used but not defined herein have the same meaning ascribed to them in the License Agreement. Terms defined parenthetically in this Agreement may be used in the singular or in the plural, as sense shall require.

2. Grant of Option. Upon the terms and subject to the conditions set forth herein, West and West/Nottingham hereby grant to IDDS an exclusive option to include M-6-G as an Identified Compound under the License Agreement, and as such exercise the rights to the Chitosan-based Technology granted in Section 2 of the License Agreement with respect to M-6-G, subject to the Field of Use and other terms and conditions of the License Agreement ("the Option").

3. Duration of Option. The Option shall become exercisable on the Effective Date and remain exercisable until 12:01 AM, December 22, 2000, (the "Option Period") when it will expire.

4. Option Consideration. In consideration of the Option, IDDS shall pay to West within five days of the Effective Date the non-refundable amount of *** (the "Option Fee").



----------
*** Represents material which has been omitted pursuant to an Application for Order Granting Confidential Treatment and filed separately with the Commission.

5. Exercise of Option. IDDS may exercise the Option by written notice to West in the manner set forth in Section 9.3 hereof. West must receive such notice prior to expiration of the Option Period for IDDS to validly exercise the Option. Upon IDDS's exercise of the Option:

         5.1 IDDS shall pay to West a non-refundable license fee in the amount of ***, payable upon execution of the License Addendum;

         5.2 West, West/Nottingham and IDDS shall execute the License Addendum attached hereto as Exhibit A (the "License Addendum"); and

         5.3 West, West/Nottingham and IDDS shall, within 45 days of the exercise of the Option, enter into an Research and Development and Option Agreement with respect to M-6-G, which shall contain terms and conditions consistent with those set forth in Schedule A hereto.

6. Failure to Exercise Option. In the event that IDDS does not exercise the Option during the Option Period, or if prior to the expiration of the Option Period, IDDS informs West that it will not exercise the Option, West will as from such moment be free to license the Chitosan-based Technology and Program IP in the Field of Use to third Persons for use with M-6-G, and IDDS will have no further rights under this Agreement or the License Agreement with respect to M-6-G.

7. Manner of Payment. All amounts payable under this Agreement shall be in United States dollars by wire transfer of immediately available funds to an account or accounts specified in writing by West at least five days prior to the due date thereof.

8.       Term and Termination.

         8.1 Term and Expiration. This Agreement shall commence on the Effective Date and, unless terminated earlier pursuant to this Section, shall remain in effect until expiration of the Option Period.

         8.2 Termination. This Agreement and the licenses herein granted may be terminated as follows:

                  8.2.1    By mutual consent of the parties at any time.

                  8.2.2 By either West and West/Nottingham, on one hand, and IDDS on the other, upon written notice to the other party if the other party is adjudicated a bankrupt, if insolvency, bankruptcy, reorganization, debt adjustment or liquidation proceedings are instituted against such party and not dismissed within 60 days after the institution thereof, if a receiver or trustee is appointed for such party and its assets, or if such party makes a general assignment for the benefit of its creditors.



----------
*** Represents material which has been omitted pursuant to an Application for Order Granting Confidential Treatment and filed separately with the Commission.

9.       Miscellaneous Provisions.

         9.1 Assignment. Agreement may not be assigned or otherwise transferred by any party without the consent of the other parties; provided, however, that either party may, without such consent, assign this Agreement and its rights and obligations hereunder to its Affiliates or in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger or consolidation or change in control or similar transaction. Any purported assignment in violation of the preceding sentence shall be void. Any permitted assignee shall assume all obligations and be entitled to all of the rights of its assignor under this Agreement.

         9.2 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affect the substantive rights of the parties. The parties shall in such an instance use reasonable efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

         9.3 Notices. Any notice or other communication pursuant to this Agreement will be deemed duly made or given: (i) when delivered by hand; (ii) five business days after it is mailed, certified or return receipt request, with postage prepaid;
                  (iii) when sent, if sent by telecopy (with receipt confirmed) or (iv) when receipt is signed for when sent by Federal Express, DHL or other express delivery service. Notices will be addressed as follows:

                  If to West or West/Nottingham to:

                           West Pharmaceutical Services, Inc.
                           101 Gordon Drive
                           Lionville, Pennsylvania 19341
                           Attention: Division President, Drug Delivery Systems
                           Telecopier: 610 594-3013

                           With a required copy to:

                           West Pharmaceutical Services, Inc.
                           101 Gordon Drive
                           Lionville, Pennsylvania 19341
                           Attention: General Counsel
                           Telecopier: 610 594-3013

                  If to IDDS, to:

                           Innovative Drug Delivery Systems, Inc.
                           787 Seventh Avenue
                           New York, NY 10019
                           Attention: David M. Tanen
                           Telecopier: 212 554-4355

         9.4 Governing Law/Jurisdiction. This Agreement is acknowledged to have been made in and shall be construed, governed, interpreted and applied in accordance with the federal patent laws and the laws of the Commonwealth of Pennsylvania, without giving effect to its conflict of laws provisions. The state and federal courts in Pennsylvania shall have exclusive jurisdiction over any litigation arising under this Agreement.

         9.5 Entire Agreement. This Agreement, including the exhibits hereto, which incorporated herein and made a part hereof, the Letter of Intent, the License Agreement and the Confidentiality Agreement among the parties entered into as of August 25, 2000 constitute the entire agreement among the parties with respect to the subject matter hereof, and supersede all proposals, oral or written, purchase orders, confidentiality agreements and all other communications between the parties with respect to such subject matter.

         9.6 Modifications. The terms and conditions of this Agreement may be amended only by a written instrument duly executed by the parties.

         9.7 Headings. The headings and captions preceding the Sections hereof are inserted solely for convenience of reference, and will not constitute part of this Agreement, nor will they affect its meaning, construction or effect.

         9.8 Waiver. The waiver by any party of any right hereunder or the failure to perform or of a breach by any other party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

         9.9 Counterparts. The Agreement may be executed in one or more counterparts, each of, which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be to be duly executed by their respective duly authorized officers.


INNOVATIVE DRUG DELIVERY SYSTEMS, INC.


By: /s/ Mark C. Rogers
   ---------------------------------------------
      Mark C. Rogers, M.D., Chairman


WEST PHARMACEUTICAL SERVICES, INC.


By: /s/ Donald E. Morel Jr.
   ---------------------------------------------
      Donald E. Morel Jr., Division President,
      Drug Delivery Systems

WEST PHARMACEUTICAL SERVICES DRUG DELIVERY &
CLINICAL RESEARCH CENTRE LTD.


By: /s/ Donald E. Morel Jr.
   ---------------------------------------------
      Donald E. Morel Jr., Chairman

                                    EXHIBIT A
                                    ---------

                                License Addendum
                                ----------------

                           LICENSE ADDENDUM AGREEMENT
--------------------------------------------------------------------------------

         THIS IS A LICENSE ADDENDUM AGREEMENT (the "Agreement"), dated as of __________, 2000 (the "Effective Date"), among West Pharmaceutical Services, Inc., a Pennsylvania corporation, ("West") with offices at 101 Gordon Drive, Lionville, PA, 19341, its wholly owned subsidiary West Pharmaceutical Services Drug Delivery & Clinical Research Centre Ltd., a corporation organized under the laws of England and Wales, ("West/Nottingham") with offices at Albert Einstein Centre, Nottingham Science and Technology Park, University Boulevard, Nottingham, NG7 2TN, United Kingdom; and Innovative Drug Delivery Systems, Inc., a Delaware corporation, ("IDDS") with offices at 787 Seventh Avenue, New York, New York 10019.

                                   Background

         West, West/Nottingham and IDDS have entered into a License Agreement, dated as of August 25, 2000 (the "License Agreement"), pursuant to which West and West/Nottingham have granted IDDS exclusive worldwide rights under the Licensed Patents to make, use and sell certain Identified Compounds for the treatment of pain in humans and animals. West and West/Nottingham desire to extend the licenses granted under the License Agreement to include, and IDDS desires to secure such licenses including, morphine-6-glucuronide ("M-6-G") as an Identified Compound, all on the terms and subject to the conditions set forth below.

                                    Agreement

         Accordingly, intending to be legally bound, the parties agree as follows:

1. Definitions. All capitalized terms used but not defined herein have the same meaning ascribed to them in the License Agreement. Terms defined parenthetically in this Agreement may be used in the singular or in the plural, as sense shall require.

2. Inclusion of M-6-G. As of the Effective Date, M-6-G shall be included as an Identified Compound according to and pursuant to the provisions of the License Agreement, and as such IDDS may exercise the rights to the Chitosan-based Technology granted in Section 2 of the License Agreement with respect to M-6-G, subject to the Field of Use and other terms and conditions of the License Agreement.

3. License Fee. Upon execution of this Agreement, IDDS shall pay to West a non-refundable license fee of ***.

4. Effect. The provisions of this Agreement shall supersede any contrary provision of the License Agreement, and to that extent, act as an amendment thereto and become a part thereof. Except as otherwise set forth herein, the License Agreement shall remain in full force and effect in accordance with its terms.


----------
*** Represents material which has been omitted pursuant to an Application for Order Granting Confidential Treatment and filed separately with the Commission.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be to be duly executed by their respective duly authorized officers.


INNOVATIVE DRUG DELIVERY SYSTEMS, INC.


By:
   ---------------------------------------------
      Mark C. Rogers, M. Chairman


WEST PHARMACEUTICAL SERVICES, INC.


By:
   ---------------------------------------------
      Donald E. Morel Jr., Division President,
      Drug Delivery Systems


WEST PHARMACEUTICAL SERVICES DRUG DELIVERY &
CLINICAL RESEARCH CENTRE LTD.


By:
   ---------------------------------------------
      Donald E. Morel Jr., Chairman

                                   SCHEDULE A
                                   ----------

          Terms of M-6-G Research and Development and Option Agreement
          ------------------------------------------------------------

Milestone Payments: The Research and Development and Option Agreement with respect to M-6-G shall provide for milestone payments as follows:

Completion of Phase I/II clinical trial            $   ***
Start of Phase III trial                               ***
First NDA or similar filing                            ***
MDA Approval                                           ***

Definitions respecting the Milestones will be conformed with those provided in the Letter of Intent for other Identified Compounds requiring comparable milestone payments.

Research and Development: The M-6-G Research and Development and Option Agreement shall provide that West will perform pre-clinical development services, and West shall have an option to perform the manufacture of commercial quantities of Licensed Product containing M-6-G, all on terms and conditions consistent with those specified in the Letter of Intent with respect to M-6-G, provided that such R&D Agreement shall also provide that IDDS need not commence development work on a Licensed Product containing M-6-G and chitosan until the FDA allows (by way of a pre-Phase III meeting or otherwise) the commencement of Phase III clinical studies with respect to a Licensed Product containing opioid alkaloid morphine and/or a salt thereof and chitosan.

Unless separately defined herein, all capitalized terms used herein have the same meaning as those terms used in the License Agreement.



----------
*** Represents material which has been omitted pursuant to an Application for Order Granting Confidential Treatment and filed separately with the Commission.